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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Infosys Technologies Limited:

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Peat Marwick

Bangalore, India
February 11, 1999